Exhibit 99.1

eHOMECRIEDIT CORP.

FINANCIAL STATEMENTS

DECEMBER 31, 2005

eHOMECREDIT CORP. FINANCIAL STATEMENTS

DECEMBER 31, 2005

CONTENTS

Reference
Independent Auditors' Report

Balance Sheet	Pages 1-2

Income Statement	Page 3

Statement of Stockholders' Equity Statement of Cash Flows	Page 4

Statement of Cash Flows	Pages 5 -6

Notes to Financial Statements	Pages 7 - 12

HIRSHFIELD AND KANTOR LLP
CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT

The Stockholders and
Board of Directors
eHomeCredit Corp.

We have audited the accompanying balance sheet of eHomeCredit Corp. as of December 31, 2005, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that, we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Are audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of eHomeCredit Corp. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in the "GOING CONCERN" note, the Company has incurred increasingly larger net losses for the past four years. This condition raises doubts about the Company's ability to continue as a going concern. Management's responses to these conditions are also described in the "GOING CONCERN" note. The financial statements do not include any adjustments to reflect the possible future effects of these uncertainties.

HIRSHFIELD AND KA.NTOR LLP

Melville, New York
May 2, 2006

534 BROAD HOLLOW ROAD, SUITE 302 s MELVILLE, NY 11747 s PHONE: (631) 293-1234 s FAX: (631) 293-3999

eHOMECREDIT CORP.
BALANCE SHEET
DECEMBER 31, 2005

ASSETS

Cash and cash equivalents	$796,261
Mortgages receivable - collateralized - net of unearned discounts and deferred loan costs of $83,945	9,364,210
Accrued interest receivable	20,888
Accounts receivable - finders fee	1,395,000
Other receivables	73,433
Due from related entities	124,800
Prepaid commissions	42,572
Prepaid expenses	218,524
Property and equipment - net of accumulated depreciation	202,289
Security deposits	53,920
Refundable income taxes	6,048
Total assets	$12,297,945

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
BALANCE SHEET
DECEMBER 31, 2005
LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Warehouse notes payable - secured by mortgages receivable		$9,364,350
Due to closing attorney		519,166
Notes payable - unsecured		181,000
Loans payable - unsecured		30,000
Payroll taxes payable		155,275
Accrued expenses - interest		69,158
- other		1,181,806
Total liabilities		11,501,755

Stockholders' equity
Common stock -- no par value;
authorized - 200 shares;
issued -134 shares, 29 shares held as treasury stock	$600,200
Capital in excess of par	8,351,230
Retained earnings (deficit)	(7,633,860)
Treasury stock - at cost	(521,380)
Total stockholders' equity		796,190
		$12,297,945

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 3I, 2005

Gain on sales of mortgages and brokerage income		$10,506,674
Interest income		878,886
		11,385,560

Operating expenses
Interest expense	$1,119,890
Operating expenses	16,973,235	18,093,125

Loss from operations		(6,707,565)
Other income (expense)
Miscellaneous income		500,000
Interest income - other		3,292
Interest expense - other		(46,751)
Loss on disposal of assets		(239,164)
Finders fee		1,550,000

NET LOSS		$(4,940,188)

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Treasury Stock	Total

Balance - January 1, 2005	$600,200	$5,074,137	$(2,693,672)	$(521,380)	$2,459,285

Contribution of capital		3,436,666			3,436,666

Return of capital		(159,573)			(159,573)

Net loss	--	--	(4,690,188)	--	(4,940,188)

Balance - December 31, 2005	$600,200	$8,351,230	$(7,633,860)	$(521,380)	$796,190

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005

Operating activities
Net loss		$(4,940,188)

Adjustments to reconcile net loss to net cash used for operating activities
Depreciation and amortization	$99,492
Loss on disposal of assets	239,164
Changes in operating assets and liabilities
Increase in mortgages receivable	(1,528,253)
Increase in accused interest receivable	(16,856)
Increase in accounts receivable - finders fee	(1,395,000)
Increase in refundable income taxes	(83)
Increase in other receivables	(10,157)
Increase in prepaid expenses	(31,646)
Increase in prepaid commissions	(42,572)
Decrease in accrued interest payable	45,401
Increase in due to closing attorney	519,166
Decrease in other payables	(2,013)
Increase in accrued expenses	568,201
Increase in payroll taxes payable	22,735	(1,532 421)

Net cash used for operating activities
(Forwarded)		(6,472,609)

Investing activities

Purchase of property and equipment	(133,538)
Increase in security deposits	(51,360)
Return of principal of investments in mortgages	134,382
Decrease in security deposits	1,200
Increase in due from related entities	(88,892)
Decrease in due from related entities	2,425
Increase in loans receivable - stockholder	(22,500)
Repayment of loans receivable - stockholder	631

Net cash used for investing activities
(Forwarded)		(157,652)

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
STATEMENT OF CASK FLOWS
FOR THE YEAR. ENDED DECEMBER 31, 2005

Net cash used for		$(6,472,609)
operating activities
(Brought forward)

Net cash used for investing activities (Brought forward)

Financing activities
		(157,652)
Increase in notes payable - warehouse	1,548,169
Increase in loan payable - unsecured	30,000
Repayment of loan payable - unsecured	(43,343)
Contribution of capital	3,436,666
Net cash provided by financing activities		4,971.492

Net decrease in cash		(1,658,769)

Cash and cash equivalents at beginning of year		2,455,030

Cash and cash equivalents at end of year		$796,261

SUPPLEMENTARY INFORMATION
Customers' deposits - Customers' deposits are assumed to be debts that are settled within 90 days.

Warehouse notes payable - These borrowings are considered to be individual loans that are secured by individual mortgages, and are expected to be repaid within three months.

Income taxes and interest paid - During the year, the Company made income tax payments of $6,886. Interest paid during the year was $1,121,240 consisting primarily of warehouse interest.

Mortgage receivable held for investment/Loan receivable stockholder - During the year an investment mortgage was satisfied for $61,364. The funds were received directly by one of the stockholders and charged to his loan account.

Property and equipment - Fully depreciated assets totaling $2,762,860 were written off during the year.

Additional paid-in capital - Stockholder's loans totaling $159,573 was reclassified as a return of capital.

The accompanying notes are an integral part of these financial statements.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
BACKGROUND INFORMATION
eHomeCredit Corp. is a licensed mortgage banker in 40 states. The Company originates predominately conventional loans that conform to underwriting standards established by Fannie Mae or Freddie Mac, as well as non-conforming loans which focus on customers whose borrowing needs are not served by traditional financial institutions. These loans generally have higher interest rates than conforming loans. In addition, the Company is a HUD-Approved Title H lender. The majority of the loan origination volume is generated from mortgages closing in New York, Florida, New Jersey and Pennsylvania. Mortgages are subsequently sold servicing released in the secondary market.

eHomeCredit also brokers conventional loans that are closed by other investors.

GOING CONCERN

The accompanying financial statements have been prepared assuming that eHomeCredit Corp. will continue as a going concern which presumes continuity of the Company's operations and realization of its assets and payment of its liabilities in the nonnal course of business. While eHomeCredit has sustained escalating annual losses as well as increases in unresolved litigation the Companyhas been successful in maintaining loan volume. Consequently, a plan to significantly curtail corporate overhead is currently in effect. Part of this plan, which has already been implemented, is the closing of unprofitable and marginally profitable branch offices as well as the consolidation of management and officer functions to increase efficiency and cut back on overhead, while not compromising the separation of duties. Furthermore, the Company's management continues to work diligently with legal counsel to resolve current litigation as evidenced by the subsequent resolution of several actions that have been dismissed or settled without material financial burden. The Company's ability to continue as a going concern will depend primarily on the infusion of additional capital. To this end management is exploring several options, including but not limited to, the sale of the Company to a more viable entity. Currently eHomeCredit is in negotiations with both a public company and a privately held mortgage lender. The ultimate sale, if any, is contingent upon the approval of various regulatory agencies.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Mortgages receivable - Mortgages receivable (net of unearned discounts) are carried at the lower of cost or market on the aggregate basis. The Company defers direct loan origination costs as a component of unearned discounts.

Property and equipment - Property and equipment are carried at cost. Depreciation is provided over the estimated useful lives of the assets, which generally range from five to seven years. The assets are depreciated utilizing both straight-line and accelerated methods. Capitalized software is amortized over three years.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Gain on sales of mortgages - Discount points, loan origination fees, commitment fees and certain direct loan origination costs are deferred and recognized in income along with sales premiums or discounts when loans are sold to permanent investors in the secondary market.

Brokerage income - The Company recognized brokerage income upon the loan closing with the permanent mortgage lender.

Interest income recognition - Interest income in accrued as earned, Loans are placed on a non-accrual status when any portion of the principal or interest is ninety days past due or earlier when concern exists as to the ultimate collectibility of principal or interest. Loans return to accrual status when principal and interest become current and are anticipated to be fully collectible.

Deferred income taxes - The Company's financial statement and tax reporting differ in several areas, primarily in mortgage inventory valuation (marls to market for tax reporting) and depreciation methods. el-10mcCrcdit has chosen not to reflect any deferred income taxes due to materiality.

Advertising expense - The costs of advertising are being expensed as incurred.

Use of accounting estimates - Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include time deposits, certificates of deposit, money market funds and all highly liquid debt instruments with original maturities of three months or less.

The Company maintains cash, balances at several financial institutions. Accounts at each of these institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 and often exceed insured limits.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's mortgages receivable held for sale has been written down to its estimated aggregate fair value as of December 31, 2005. The carrying amount for all other financial instruments approximates fair value.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

ACCOUNTS RECEIVABLE -- FINDERS FEE

eHomeCredit entered into an agreement to act as an agent to market an entity and cause a bona-fide contract of sale of such entity. Through its knowledge, expertise and business efforts the Company succeeded in completing its objective, which resulted in a signed contract of sale. The agreed upon finders fee was $1,550,000 and as of December 31, 2005 the remaining balance due was $1,395,000. In the subsequent period $998,000 was received.

OTHER RECEIVABLES

Other receivables consists primarily of $12,959 first mortgage payments due from borrowers, $19,900 of advances to salespeople, $32,237 due from a title company and $8,337 due from unrelated entities.

PROPERTY AND EQUIPMENT

The property and equipment of the Company consisted of the following:
Office furniture and equipment	$812,251
Computer hardware and software	942,086
1,754,337
Less accumulated depreciation and amortization	1,552,048
$202,289
Depreciation and amortization expense for the current year totaled $99,492.

eHomeCredit incurred losses of $239,164 when it abandoned leasehold improvements, furniture and equipment located in two branch offices that were closed during the year.

WAREHOUSE NOTES PAYABLE - SECURED

eHomeCredit has warehouse lending agreements with three financial institutions. These lines provide the Company with $6,000,000, $10,000,000 and $25,000,000, respectively, of borrowing lines that are collateralized by the individual loans in the Company's mortgage inventory.

The first line is subject primarily to interest rates at LIBOR plus 4.43% to a maximum of LIBOR plus 5.43% based on loan type and expires June 30, 2006. eHomeCredit must maintain acceptable tangible net worth of $50,000. In addition, this agreement contains other covenants including compliance with various financial ratios. The Company did not meet its current ratio covenant.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

WAREHOUSE NOTES PAYABLE - SECURED (Continued)

The second line is subject primarily to interest rates at 2% over the prime rate, subject up to a .5% rate decrease based on line usage. The warehouse line expires June 30, 2006. This line contains various financial covenants including the maintenance of an adjusted tangible net worth requirement of $1,500,000, a $475,000 balance in a maintenance account, various financial ratios and the pledge of $250,000 of one of the stockholder's assets. Subsequent to year-end, the minimum balance required in the maintenance account was reduced to $225,000. The Company did not meet its net worth, current ratio and cash requirement covenants.

The third line is subject primarily to interest rates of LIBOR plus 3.25% for first mortgages, LIBOR plus 3.50% on second mortgages and LIBOR plus 3.75% on HELOC’s. This line contains various financial covenants including the maintenance of an adjusted net worth requirement of $2,000,000, compliance with financial ratios and a $1,000,000 security deposit. The Company did not meet any of its financial covenants. Although the line was originally scheduled to expire on June 14, 2006, the lender terminated it in early 2006.

DUE TO CLOSING ATTORNEY

This amount represents amounts due to a closing attorney regarding mortgage loan closings.

NOTES PAYABLE - UNSECURED

The Company has two demand notes payable to related parties. Interest is being paid on these notes at a rate of 9% and 12% per annum. No demand for payment has been made at balance sheet date.

INCOME TAXES

Taxes were accrued based on minimums or allocated capital in various states. These amounts are included in operating expenses.

At December 31, 2005, the Company has net operating losses in excess of $8,300,000, which can be used to offset income in future periods. The carryforwards expire at various dates through 2024.

ESCROWS

Approximately $46,000 is being held in trust in regard to escrows on unsold mortgages receivable, upfront M1P's and compliance escrows. Neither the cash nor the offsetting liability is reflected on the balance sheet.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEINIBER 31, 2005

MISCELLANEOUS INCOME

At the request of the landlord, eHomeCredit moved out of its main offices in Carle Place, New York prior to the expiration of its lease term. The landlord paid the Company a total of $500,000 to compensate eHomeCredit for this move.

LEASES

eHomeCredit is obligated under various operating lease agreements for office space in Garden City, New York and several other cities within the United States. These agreements contain certain escalation clauses and requirements that the Company pay taxes, insurance and maintenance costs.

Future minimum rental payments due under these operating leases are as follows:

The Company also leases various offices on a month-to-month basis.
	New York	Other States	Total
Years ending December 31,
2006	$769,890	$36,938	$806,828
2007	831,973	21,046	853,019
2008	856,936	21,677	878,613
2009	836,010	22,327	858,337
2010	719,311	9,417	728,728
2011-2016	4,428,329	-0-	4,428,329
	$8,442,449	$111,405	$8,553,854
Rent and utilities expense for the year ended December 31, 2005 was $598,217.

The Company leases office equipment under various operating leases with monthly payment totaling approximately $6,700 per month with remaining lease periods from three to fifty-eight months.

401(k) PROFIT SHARING PLAN

The Company's 401(k) profit sharing plan has been frozen since August 31, 2004. When unfrozen, the plan is available to substantially all employees. Participants may elect to defer up to 12% of their annual compensation, subject to an annual limitation as provided by the Internal Revenue Code. The plan requires the Company to make contributions equal to 25% of each participant's contribution up to a maximum of 1% of the employee's compensation. Employee and employer contributions are fully vested immediately.

RELATED PARTY TRANSACTIONS

The Company paid $17,970 of interest on notes payable to related parties in 2005.

No interest is being charged on amounts due from related entities.

eHOMECREDIT CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NET WORTH REQUIREMENTS

The Company is subject to statutory requirements for minimum net capitalization, which vary by state. Under the most restrictive of these requirements, the Company must maintain net worth of at least $250,000.

In order to maintain its approvals with various investors and regulatory agencies eHomeCredit must maintain a certain amount of acceptable net worth. The most restrictive net worth requirement is $250,000 plus 2/10% of the outstanding principal balances of any mortgages that the Company is servicing for the investor. Similarly, acceptable net worth is the value of the stockholders' equity, less unacceptable assets, if any. Based on this computation the Company's net worth requirement is $250,000.

COMMITMENTS

Commitments to close loans at locked-in rates have off-balance sheet market risk to the extent that the Company does not obtain matching commitments from investors to purchase these loans, which exposes the Company to the lower of cost or market valuation environment.

eHomeCredit has issued approximately $5,500,000 of commitments to applicants to close loans at prevailing interest rates. The Company, in order to assure itself of a market place to sell its loans, has agreements with investors who will accept all loans meeting investor criteria, to deliver the loans at the rate prevailing at the time of delivery.

CONTINGENCIES

Loans sold under investors programs are subject to repurchase or indemnification if they fail to meet the origination criteria of those programs. In addition, loans sold to investors are also subject to repurchase or indemnification if the loan is two or three months delinquent during a set period that usually varies from the first six months to a year after the loan is sold. The Company has paid or accrued amounts to investors that represent expected indemnification losses on mortgages. Additional losses on these mortgages, if any, are not expected to be material. There were no current requests for indemnification pending and one request for repurchase pending totaling S 127,000 plus interest.

Several lawsuits have arisen in the normal course of business. They are currently at various stages of completion so the ultimate resolutions of these matters are unknown at this time. Total potential losses for these actions cannot be estimated presently for in some of the cases they have yet to be determined. Based on this the effect on the financial position of the Company cannot be determined.